American International Group, Inc. Selected Financial Information Reflecting Treatment of Corebridge Financial, Inc. as Discontinued Operations for 1Q23 - 4Q23 and 1Q24 All financial information in this document is unaudited. The financial information presented herein has been recast to present the impact on certain selected metrics of the treatment of Corebridge Financial, Inc. as discontinued operations for all periods presented. It is not intended to be a complete presentation of the Company’s financial position or results of operations for the periods presented, which will be reflected in future financial statements and reports to be filed with the Securities and Exchange Commission.

American International Group, Inc.

Contact: Investor Relations

Quentin McMillan: quentin.mcmillan@aig.com

Investor Relations Mailbox: IR@aig.com

Table of Contents	**Page(s)**
Overview	1
Consolidated Statements of Operations	2
Reconciliation of Adjusted Pre-tax and After-tax Income	3-4
Reconciliation of Previously Reported Results	5
Other Operations Results	6
Earnings Per Share Computations	7

(1) (2) (3) Overview 1 AIG’s historical Consolidated Statement of Operations with Corebridge as discontinued operations so that the recasted income(loss) from continuing operations solely represents the results of the remaining operations of AIG. The historical results of the Other Operations segment excluding Corebridge so that the recasted results solely represent the results of the remaining operations of AIG. Note that the recasted results of the Other Operations segment remove Corebridge’s corporate expenses, interest expense and asset management business (and related consolidations and eliminations) and include the results of certain legacy life reinsurance arrangements that were previously included in the Life and Retirement segment. AIG’s historical adjusted pre-tax income and adjusted after-tax income excluding discontinued operations, consistent with AIG’s definitions of adjusted pre-tax income and adjusted after-tax income. The recasted adjusted pre-tax income and adjusted after-tax income solely represent the results of the remaining operations of AIG. American International Group, Inc. Recast of AIG’s Historical Results to present Corebridge as Discontinued Operations In September 2022, American International Group, Inc. (“AIG”) closed on the initial public offering (the “IPO”) of Corebridge Financial, Inc. (Corebridge), the holding company for AIG’s former Life & Retirement business. Corebridge is traded on the New York Stock Exchange under the ticker symbol “CRBG". As of June 9, 2024 (the “Deconsolidation Date”), AIG held 48.4 percent of the outstanding common stock of Corebridge. On the Deconsolidation Date, AIG met the requirements for the deconsolidation of Corebridge for accounting purposes due to AIG’s decision to waive its right to majority representation on the Corebridge Board of Directors (the “Board”) and the resignation of one of AIG’s designees from the Board. After the Deconsolidation Date, the historical financial results of Corebridge, for all periods presented, are reflected in AIG’s condensed consolidated financial statements as discontinued operations in accordance with generally accepted accounting principles in the United States of America (US GAAP). Accordingly, after the Deconsolidation Date: (i) AIG has elected the fair value option and will reflect its retained interest in Corebridge as an equity method investment using Corebridge’s stock price as its fair value, (ii) dividends received from Corebridge and changes in its stock price will be a component of net investment income in AIG’s US GAAP condensed consolidated financial statements and (iii) AIG’s adjusted pre-tax income will include Corebridge dividends and exclude changes in the fair value of Corebridge’s stock price. As a result of the deconsolidation of Corebridge, we will no longer present the Life and Retirement segment in its entirety and will no longer include asset management within the Other Operations segment. Previously reported results for the General Insurance segment were not impacted by the deconsolidation of Corebridge. The following pages provide financial information to reflect:

(in millions) 4Q23 3Q23 2Q23 1Q23 Revenues: Premiums $ 5,871 $ 6,031 $ 6,543 $ 6,614 $ 6,376 $ 25,564 Net investment income: Interest and dividends 833 848 804 787 706 3,145 Alternative investments 55 41 19 44 95 199 Other investment income (loss) 105 12 73 34 38 157 Investment expenses (53) (66) (69) (53) (47) (235) Net investment income - excluding Fortitude Re funds withheld assets 940 835 827 812 792 3,266 Net investment income - Fortitude Re funds withheld assets 39 74 29 25 52 180 Total net investment income 979 909 856 837 844 3,446 Net realized gains (losses) Net realized losses - excluding Fortitude Re funds withheld assets (59) (163) (189) (65) (317) (734) Net realized losses on Fortitude Re funds withheld assets (19) (7) (3) (7) (54) (71) Net realized gains (losses) on Fortitude Re funds withheld embedded derivative (9) (248) 57 58 (140) (273) Total net realized gains (losses) (87) (418) (135) (14) (511) (1,078) Other income — 4 3 (1) — 6 Total revenues 6,763 6,526 7,267 7,436 6,709 27,938 Benefits, losses and expenses Losses and loss adjustment expenses incurred 3,513 3,634 3,876 3,979 3,904 15,393 Amortization of deferred policy acquisition costs 838 877 922 933 1,039 3,771 General operating and other expenses 1,238 1,351 1,311 1,494 1,243 5,399 Interest expense 116 125 138 129 124 516 (Gain) loss on extinguishment of debt — (58) 21 — — (37) Net (gain) loss on divestitures and other — 118 (101) 15 (3) 29 Total benefits, losses and expenses 5,705 6,047 6,167 6,550 6,307 25,071 Income (loss) from continuing operations before income taxes - AIG as recasted 1,058 479 1,100 886 402 2,867 Income tax (benefit) expense - AIG as recasted 261 (383) 399 45 65 126 Income from continuing operations - AIG as recasted 797 862 701 841 337 2,741 Income (loss) from discontinued operations, net of income taxes - Corebridge 803 (1,335) 2,046 850 (424) 1,137 Net income (loss) 1,600 (473) 2,747 1,691 (87) 3,878 Net income (loss) attributable to noncontrolling interests (a) 384 (566) 720 198 (117) 235 Net income attributable to AIG 1,216 93 2,027 1,493 30 3,643 Less: Dividends on preferred stock and preferred stock redemption premiums 22 7 7 8 7 29 Net income attributable to AIG common shareholders $ 1,194 $ 86 $ 2,020 $ 1,485 $ 23 $ 3,614 2 2Consolidated Statements of Operations (a) Primarily relates to Corebridge. This is the portion of Corebridge that AIG did not own in each of the periods presented. Corebridge is consolidated until the date of Separation and the entirety of its results are presented in the income (loss) from discontinued operations. See accompanying notes on page 6. American International Group, Inc. Consolidated Statements of Operations AIG Recasted to Present Corebridge as Discontinued Operations 1Q24 Quarterly Each financial statement line within Income from continuing operations is AIG recasted. Corebridge discontinued operations is excluded from Income from continuing operations and is presented in Income (loss) from discontinued operations, net of income taxes - Corebridge. Twelve Months Ended 2023 December 31,

American International Group, Inc.
Reconciliation of Adjusted Pre-tax and After-tax Income
AIG Recasted to Present Corebridge as Discontinued Operations

Each financial statement line item in this reconciliation is AIG recasted only. Corebridge discontinued operations is excluded, consistent with AIG's definition of Adjusted pre-tax income.

(in millions)	Quarterly					Twelve Months Ended December 31,
	1Q24	4Q23	3Q23	2Q23	1Q23	2023
Pre-tax income from continuing operations - AIG as recasted	$ 1,058	$ 479	$ 1,100	$ 886	$ 402	$ 2,867
Adjustments to arrive at Adjusted pre-tax income - AIG as recasted						
Changes in the fair value of equity securities	(88)	40	(31)	(41)	(21)	(53)
Loss (gain) on extinguishment of debt	—	(58)	21	—	—	(37)
Net investment income on Fortitude Re funds withheld assets	(39)	(74)	(29)	(25)	(52)	(180)
Net realized losses on Fortitude Re funds withheld assets	19	7	3	7	54	71
Net realized (gains) losses on Fortitude Re funds withheld embedded derivative	9	248	(57)	(58)	140	273
Net realized losses (a)	55	170	190	64	319	743
Net (gain) loss on divestitures and other	—	118	(101)	15	(3)	29
Non-operating litigation reserves and settlements	—	1	—	1	(1)	1
Unfavorable (favorable) prior year development and related amortization changes ceded under retroactive reinsurance agreements	2	50	(75)	(18)	(19)	(62)
Net loss reserve discount (benefit) charge	76	110	5	16	64	195
Pension expense related to lump sum payments to former employees	—	9	8	54	—	71
Integration and transaction costs associated with acquiring or divesting businesses	(3)	(4)	2	8	—	6
Restructuring and other costs	67	92	49	125	90	356
Non-recurring costs related to regulatory or accounting changes	4	3	4	7	8	22
Net impact from elimination of international reporting lag (b)	—	—	—	—	(12)	(12)
Adjusted pre-tax income - AIG as recasted	**$ 1,160**	**$ 1,191**	**$ 1,089**	**$ 1,041**	**$ 969**	**$ 4,290**

(a) Includes all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication and net realized gains and losses on Fortitude Re funds withheld assets.

(b) Beginning with the quarter ended December 31, 2022, the foreign property and casualty subsidiaries report on a calendar year ending December 31. We determined that the effect of not retroactively applying the elimination of the one month lag was immaterial to our Consolidated Financial Statements for the current and prior periods. Therefore, we reported the cumulative effect of the change in accounting principle within the Consolidated Statements of Income (Loss) for the year ended December 31, 2022 and did not retrospectively apply the effects of this change to prior periods.

Reconciliation of Adjusted Pre-tax and After-tax Income 3

AIG

American International Group, Inc.
Reconciliation of Adjusted Pre-tax and After-tax Income
AIG Recasted to Present Corebridge as Discontinued Operations

Each financial statement line item in this reconciliation is AIG recasted, except where noted. Corebridge discontinued operations is excluded, consistent with AIG's definition of Adjusted after-tax income.

(in millions)	Quarterly 1Q24	4Q23	3Q23	2Q23	1Q23	Twelve Months Ended December 31, 2023
After-tax net income (loss), including noncontrolling interests	$ 1,600	$ (473)	$ 2,747	$ 1,691	$ (87)	$ 3,878
Noncontrolling interests (income) loss - primarily Corebridge	(384)	566	(720)	(198)	117	(235)
Net income attributable to AIG - including discontinued operations	$ 1,216	$ 93	$ 2,027	$ 1,493	$ 30	$ 3,643
Dividends on preferred stock and preferred stock redemption premiums	22	7	7	8	7	29
Net income attributable to AIG common shareholders	$ 1,194	$ 86	$ 2,020	$ 1,485	$ 23	$ 3,614
Adjustments to arrive at Adjusted after-tax income (amounts net of tax, at U.S. statutory tax rate for each respective period, except where noted):						
Changes in uncertain tax positions and other tax adjustments	(3)	(1)	57	(228)	(4)	(176)
Deferred income tax valuation allowance (releases) charges (a)	(5)	(416)	5	43	3	(365)
Changes in the fair value of equity securities	(69)	32	(25)	(32)	(17)	(42)
Loss (gain) on extinguishment of debt and preferred stock redemption premiums	15	(46)	17	—	—	(29)
Net investment income on Fortitude Re funds withheld assets	(31)	(58)	(23)	(20)	(41)	(142)
Net realized losses on Fortitude Re funds withheld assets	15	5	3	5	43	56
Net realized (gains) losses on Fortitude Re funds withheld embedded derivative	7	196	(45)	(46)	111	216
Net realized losses (b)(c)	48	173	148	57	237	614
(Income) loss from discontinued operations, net of taxes - Corebridge	(803)	1,335	(2,046)	(850)	424	(1,137)
Net (gain) loss on divestitures, other (c)	—	(50)	(80)	12	(2)	(120)
Non-operating litigation reserves and settlements	—	1	—	1	(1)	1
Unfavorable (favorable) prior year development and related amortization changes ceded under retroactive reinsurance agreements	2	39	(59)	(14)	(15)	(49)
Net loss reserve discount (benefit) charge	60	87	4	12	51	154
Pension expense related to lump sum payments to former employees	—	7	6	43	—	56
Integration and transaction costs associated with acquiring or divesting businesses	(2)	(3)	2	6	—	5
Restructuring and other costs	53	72	39	99	71	281
Non-recurring costs related to regulatory or accounting changes	3	2	3	6	6	17
Net impact from elimination of international reporting lag (d)	—	—	—	—	(9)	(9)
Noncontrolling interests - primarily Corebridge (e)	384	(566)	720	198	(117)	235
Adjusted after-tax income attributable to AIG common shareholders - AIG as recasted	$ 868	$ 895	$ 746	$ 777	$ 763	$ 3,181
Reconciliation to AATI including Calculation of Effective Tax Rate						
Adjusted pre-tax income - AIG as recasted (1)	$ 1,160	$ 1,191	$ 1,089	$ 1,041	$ 969	$ 4,290
Income tax expense - AIG as recasted (2)	(285)	(289)	(336)	(256)	(199)	(1,080)
Dividends on preferred stock	(7)	(7)	(7)	(8)	(7)	(29)
Noncontrolling interests	—	—	—	—	—	—
Adjusted after-tax income attributable to AIG common shareholders - AIG as recasted	$ 868	$ 895	$ 746	$ 777	$ 763	$ 3,181
Effective tax rates on adjusted pre-tax income (2÷1)	24.6%	24.3%	30.9%	24.6%	20.5%	25.2%

(a) The year ended December 31, 2023 includes a valuation allowance release related to a portion of certain tax attribute carryforwards of AIG's U.S. federal consolidated income tax group, as well as valuation allowance changes in certain foreign jurisdictions.

(b) Includes all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication and net realized gains and losses on Fortitude Re funds withheld assets.

(c) Includes the impact of non-U.S. tax rates which differ from the applicable U.S. statutory tax rate and tax-only adjustments.

(d) Refer to footnote (b) on page 3.

(e) Primarily relates to Corebridge. This is the portion of Corebridge that AIG did not own in each of the periods presented. Corebridge is consolidated until the date of Separation and the entirety of its results are presented in the income (loss)from discontinued operations.

Reconciliation of Adjusted Pre-tax and After-tax Income 4

AIG

American International Group, Inc.
Reconciliation to Previously Reported Results

Each financial statement line item in this reconciliation is AIG recasted, except where noted. Corebridge discontinued operations is excluded, consistent with AIG's definition of Adjusted pre-tax income.

(in millions)	Quarterly					Twelve Months Ended December 31,
	1Q24	4Q23	3Q23	2Q23	1Q23	2023
AIG adjusted pre-tax income - as previously reported	$ 1,941	1,995	1,873	1,890	1,643	$ 7,401
Less: Corebridge discontinued operations	781	804	784	849	674	3,111
AIG adjusted pre-tax income - as recasted	1,160	1,191	1,089	1,041	969	4,290

Reconciliation from AIG Adjusted pre-tax income as previously reported to AIG as recasted to exclude Corebridge discontinued operations:

(in millions)	Quarterly					Twelve Months Ended December 31,
	1Q24	4Q23	3Q23	2Q23	1Q23	2023
General Insurance						
Adjusted pre-tax income - as previously reported	$ 1,358	1,437	1,367	1,319	1,248	$ 5,371
Life and Retirement						
Adjusted pre-tax income - as previously reported	991	957	971	991	886	3,805
Less: Corebridge discontinued operations	(989)	(971)	(974)	(989)	(888)	(3,822)
Less: Certain legacy life reinsurance agreement - AIG Other operations	(2)	14	3	(2)	2	17
Adjusted pre-tax income - AIG as recasted	—	—	—	—	—	—
Other Operations						
Adjusted pre-tax loss - as previously reported	(408)	(399)	(465)	(420)	(491)	(1,775)
Less: Corebridge discontinued operations	208	167	190	140	214	711
Add: Certain legacy life reinsurance agreement - Life and Retirement	2	(14)	(3)	2	(2)	(17)
Adjusted pre-tax loss - AIG as recasted	(198)	(246)	(278)	(278)	(279)	(1,081)
Adjusted pre-tax income - AIG as recasted	$ 1,160	1,191	1,089	1,041	969	$ 4,290

AIG

Reconciliation of Previously Reported Results 5

American International Group, Inc.
Other Operations Results
AIG Recasted to Present Corebridge as Discontinued Operations

This view of Other Operations is AIG recasted only. Corebridge discontinued operations is excluded, consistent with AIG's definition of Adjusted pre-tax income.

(in millions)	Quarterly					Twelve Months Ended December 31,
Results of Operations	**1Q24**	**4Q23**	**3Q23**	**2Q23**	**1Q23**	**2023**
Revenues:						
Premiums	$ 85	$ 121	$ 123	$ 118	$ 113	$ 475
Net investment income (loss)						
Interest and dividends	99	94	67	63	53	277
Alternative investments	—	—	—	—	—	—
Other investment loss	(14)	(4)	(9)	(8)	(15)	(36)
Investment expenses	(6)	(13)	(13)	(3)	(5)	(34)
Total net investment income (loss)	79	77	45	52	33	207
Other income	—	3	3	3	—	9
Total adjusted revenues	164	201	171	173	146	691
Benefits, losses and expenses:						
Losses and loss adjustment expenses incurred	75	128	114	113	102	457
Acquisition expenses	8	13	16	14	12	55
General operating expenses						
Corporate and Other	158	183	175	173	166	697
Amortization of intangible assets	4	5	4	8	10	27
Total General operating expenses	162	188	179	181	176	724
Interest expense	116	120	133	135	130	518
Total benefits, losses and expenses	361	449	442	443	420	1,754
Adjusted pre-tax loss before consolidation and eliminations - AIG as recasted	**(197)**	**(248)**	**(271)**	**(270)**	**(274)**	**(1,063)**
Total consolidation and eliminations - AIG as recasted	(1)	2	(7)	(8)	(5)	(18)
Adjusted pre-tax loss - AIG as recasted	**$ (198)**	**$ (246)**	**$ (278)**	**$ (278)**	**$ (279)**	**$ (1,081)**

AIG

Other Operations 6

American International Group, Inc.
Earnings Per Share Computations
AIG Recasted to Present Corebridge as Discontinued Operations

Each financial statement line item in this reconciliation is AIG recasted, except where noted. Corebridge discontinued operations is excluded from Income from continuing operations and Adjusted after-tax income.

(in millions)		Quarterly									Twelve Months Ended December 31,	
GAAP Basis:		1Q24		4Q23		3Q23		2Q23		1Q23		2023
Numerator for EPS:												
Income from continuing operations - AIG as recasted	$	797	$	862	$	701	$	841	$	337	$	2,741
Less: Dividends on preferred stock and preferred stock redemption premiums		22		7		7		8		7		29
Income attributable to AIG common shareholders from continuing operations - AIG as recasted		775		855		694		833		330		2,712
Income (loss) from discontinued operations, net of income taxes - Corebridge		803		(1,335)		2,046		850		(424)		1,137
Less: Net income attributable to noncontrolling interests		384		(566)		720		198		(117)		235
Income (loss) from discontinued operations, net of noncontrolling interest - Corebridge		419		(769)		1,326		652		(307)		902
Net income attributable to AIG common shareholders		1,194		86		2,020		1,485		23		3,614
Denominator for EPS:												
Weighted average common shares outstanding - basic*		682.6		701.5		712.6		725.8		738.7		719.5
Dilutive		5.4		6.5		6.1		4.8		5.4		5.7
Weighted average common shares outstanding - diluted		688.0		708.0		718.7		730.5		744.1		725.2
Basic:												
Net income (loss) attributable to AIG common shareholders per basic share	$	1.75	$	0.12	$	2.83	$	2.05	$	0.03	$	5.02
Income from discontinued operations - Corebridge		0.61		(1.10)		1.86		0.90		(0.42)		1.25
Income from continuing operations - AIG as recasted		**1.14**		**1.22**		**0.97**		**1.15**		**0.45**		**3.77**
Diluted:												
Net income attributable to AIG common shareholders per diluted share	$	1.74	$	0.12	$	2.81	$	2.03	$	0.03	$	4.98
Income (loss) from discontinued operations - Corebridge		0.61		(1.09)		1.84		0.89		(0.41)		1.24
Income from continuing operations - AIG as recasted		**1.13**		**1.21**		**0.97**		**1.14**		**0.44**		**3.74**
Operating Basis:												
Numerator for Operating EPS:												
Adjusted after-tax income - AIG as recasted	$	875	$	902	$	753	$	785	$	770	$	3,210
Less: Dividends on preferred stock		7		7		7		8		7		29
Adjusted after-tax income (loss) attributable to AIG common shareholders from continuing operations - AIG as recasted		868		895		746		777		763		3,181
Adjusted after-tax income (loss) from Corebridge discontinued operations, net of income tax expense		350		375		412		505		449		1,741
Denominator for EPS:												
Weighted average common shares outstanding - diluted		688.0		708.0		718.7		730.5		744.1		725.2
Adjusted after-tax income per diluted share - as previously reported	$	**1.77**	$	**1.79**	$	**1.61**	$	**1.75**	$	**1.63**	$	**6.79**
Less: Corebridge discontinued operations		0.51		0.53		0.57		0.69		0.60		2.40
Adjusted after-tax income per diluted share - AIG as recasted	$	**1.26**	$	**1.26**	$	**1.04**	$	**1.06**	$	**1.03**	$	**4.39**

* Includes vested shares under our share-based employee compensation plans.

AIG

Earnings Per Share Computations 7